Disclosure Schedule
To
Amended and Restated Securities Purchase Agreement

Reference is hereby made to that certain Amended and Restated Securities Purchase Agreement (the "Agreement"), dated August 31, 2010, by and among SouthPeak Interactive Corporation, a Delaware corporation ("Company"), and the investors listed on the Schedule of Buyers attached thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

This Disclosure Schedule is intended to provide certain information required by, and certain exceptions to and qualifications of, the representations, warranties and covenants of the Company set forth in the Agreement.

To the extent that any representation or warranty of Company contained in the Agreement is limited or qualified by the materiality of the matters to which the representation or warranty is given, the inclusion of any matter in this Disclosure Schedule does not constitute a determination by Company that such matters are material.

Table of Contents

<u>Schedule 3(a)</u>

Good Standing; List of Subsidiaries

(i) Gamecock Media Europe Limited is not currently in good standing. The Company has initiated the process to bring the entity back into good standing.

(ii) SouthPeak Interactive, L.L.C., a Virginia limited liability company
SouthPeak Interactive, Limited, a United Kingdom corporation
Vid Sub, LLC, a Delaware limited liability company
Gone Off Deep, LLC, a Delaware limited liability company
Gamecock Media Europe Limited, a United Kingdom corporation
IRP GmbH, an entity organized under the laws of Switzerland

<u>Schedule 3(k)</u>

SEC Documents; Financial Statements

Please see Item 4T of the Company's Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed with the Securities and Exchange Commission on May 17, 2010.

Schedule 3(l)

Absence of Certain Changes

(i) None.
(ii) None.
(iii) Please see Note 14 of the Notes to Condensed Consolidated Financial Statements included in the Company's Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed with the Securities and Exchange Commission on May 17, 2010.

Schedule 3(q)

Transactions with Affiliates

Please see Note 7 of the Notes to Condensed Consolidated Financial Statements included in the Company's Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed with the Securities and Exchange Commission on May 17, 2010.

On April 30, 2010, the Company and its subsidiaries entered into a note purchase and security agreement pursuant to which the Company's Chairman, Terry Phillips, purchased $500,000 in junior secured subordinated promissory notes. Each of the Company's subsidiaries guaranteed the Company's obligations under such note. The note held by Mr. Phillips will be exchanged into Notes and Warrants pursuant to the terms of the Agreement.

Mr. Phillips is a Buyer under the Original Agreement.

Schedule 3(r)

Equity Capitalization

(i) None.

(ii) Please see attached capitalization table.

(iii) See item (i) included in Schedule 3(s); the Initial Notes.

(iv) Please see Schedule 3(ff).
The financing statements filed in connection with the Original Agreement.

(v) Registration rights provided pursuant to: (a) that certain Purchase Agreement, dated as of March 31, 2010, by and among the Company, Intermezzo Establishment and Paragon Investment Fund (waived subject to execution of the Agreement), (b) that certain Distribution Agreement, dated March 4, 2010, by and between the Company and Deep Silver, Inc., and (c) the Original Agreement.

(vi) The Initial Notes contain redemption or similar provisions.

(vii) The Series A Convertible Preferred Stock (the "Series A Preferred Stock") is convertible into Common Stock pursuant to a formula set forth in Section 4 of the Certificate of the Designations, Powers, Preferences and Rights of the Series A Convertible Preferred Stock (the "Certificate"). Pursuant to Section 4(e) of the Certificate, the conversion rate of the Series A Preferred Stock is subject to adjustment pursuant to a price-based weighted average anti-dilution provision.

(viii) None.

(ix) None.

	Pre-Closing	
	Non Diluted Common Shares	Fully Diluted Common Shares
Common Stock		
Outstanding	60,795,538	60,795,538
Total	60,795,538	60,795,538
Preferred Stock		
Outstanding (as converted)	0	5,720,567
Remaining designated as A (14,563,833 total issued)		436,167
Total	0	6,156,734
Warrants		
W	0	3,182,150
Y	0	6,826,309
Z	0	3,608,551
Gamecock	0	850,000
$1.00	0	1,818,835
Series A Warrants	0	12,761,021
Series B Warrants	0	9,570,766
Total	0	16,285,845
Notes*		
Phillips	0	1,160,093
CNH Diversified	0	1,160,093
CNH CA Master	0	4,640,371
AQR Diversified	0	5,800,464
Total	0	12,761,021
Options		
Outstanding**	0	2,991,296
Remaining Pool	0	2,008,704
Total		5,000,000
Total	60,795,538	100,999,138

Total Reserved Option Pool	5,000,000
Total Designated Preferred	15,000,000

* based on principal only, no accrued interest

** includes all option grants (incl. those planned for 7/15)

Note: Does not take into account open Warrant Exchange pursuant to which holders of W and Z warrants were offered 1 common share per: (a) 6 Z warrants and $.15, (b) 25 Z Warrants or (c) 100 W warrants and $.25, except to the extent participants' transactions have been completed.

Schedule 3(s)

Indebtedness and Other Contracts

(i) Please see attached and Schedules 3(ff) and 3(pp).

(ii) Developer Contracts with each of: TopWare (Two Worlds 2 & Battle vs Chess), FireFly (StrongHold 3), Nobilis (MyBaby franchise), and Asylum (Horrid Henry). Co-Publisher / Distributor Agreement with Deep Silver.

(iii) Please see the discussion included in the Summary of Significant Accounting Policies with regard to "Going Concern" and Note 11 of the Notes to Condensed Consolidated Financial Statements included in the Company's Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed with the Securities and Exchange Commission on May 17, 2010.

(iv) None.

Southpeak Interactive
Debt Obligations

		8/27/2010	Issue Date	Maturity Date	Face Amount	Interest Rate
Rosenthal & Rosenthal	Line of Credit	$ 2,495,801.89	7/7/2010	2/28/2012	N/A	Prime + 1.5%, Min of 6.5%
SWS Group	Mortgage	$ 477,730.46	1/31/2009	1/31/2014	$ 500,000.00	5.50%
GMAC	Car Loan	$ 45,508.24	6/1/2009	6/30/2014	$ 58,099.61	7.34%
First National Bank	Mortgage	$ 1,011,481.35	10/4/2007	3/1/2028	$ 1,068,450.00	7.50%
BVT	Production Advance	€ 2,615,390.07	8/17/2009	11/15/2009	€ 2,615,390.07	44.37% for first 90 days, 32.79% after that
GMAC	Car Loan	$ 65,296.64	10/31/2009	12/15/2014	$ 73,458.72	0.00%
Premium Assistance	Insurance Financing	$ 31,936.81	5/14/2010	3/14/2011	$ 42,075.00	7.84%
CNH Diversified	Senior Secured Convertible Debt	$ 500,000.00	7/19/2010	7/19/2013	$ 500,000.00	10%
CNH CA Master	Senior Secured Convertible Debt	$ 2,000,000.00	7/19/2010	7/19/2013	$ 2,000,000.00	10%
AQR Diversified	Senior Secured Convertible Debt	$ 2,500,000.00	7/19/2010	7/19/2013	$ 2,500,000.00	10%
Terry Phillips	Senior Secured Convertible Debt	$ 500,000.00	7/19/2010	7/19/2013	$ 500,000.00	10%

Schedule 3(t)

Absence of Litigation

Please see Item 1 of Part II of the Company's Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed with the Securities and Exchange Commission on May 17, 2010.

On August 26, 2009, the Company was notified that the SEC was conducting a non-public, fact-finding investigation regarding certain matters underlying the amendment of its Form 10-Q, and the restatement of its financial statements, for the period ended March 31, 2009, and the termination of its former chief financial officer.

SouthPeak Interactive Corporation/Andrea Jones (SOX)/3-1760-10-002 is currently in administrative proceedings before and under investigation by, the Department of Labor. Ms. Jones, by counsel, has indicated that she may file a civil action in federal court based upon the same alleged events.

The Company has retained an attorney in France to represent the Company's interests in litigation in France against Nobilis.

Please see attached.

Company	Case	Companies in Legal Proceedings	Jurisdiction / Court	Date
GameCock	CDV Software Entertainment AG	GameCock Media Europe Limited SouthPeak Interactive Limited SouthPeak Internactive Corporation Gone Off Deep, LLC	In the High court of Justice Chancery Division Intellectual Property - Royal courts of Justice, Strand, London	Mar-09
	Strategic Marketing Partners, Inc.	SouthPeak Interactive, LLC SouthPeak Interactive Corp Gone Off Deep, LLC d/b/a GameCock Media Group	In the District Court Number 95th of Dallas County, Texas	Aug-09
	Steven J. Escalante	Gone Off Deep, LLC	In the county court of Law Number One, Travis County, Texas	Dec-08
	Jonathan Dorch	SouthPeak Interactive, LLC	Precinct No. 03, Hurst, Tarrant County, Texas	Mar-10
	FuzzyEyes Studio Pty. Ltd	SouthPeak Interactive, LLC	This is an arbitration - not a lawsuit	Oct-08
SouthPeak	SpiderMonk Entertainment LLC	SouthPeak Interactive, LLC SouthPeak Entertainment, LLC Melanie Mroz Terry M. Phillips Gregory R. Phillips	District Court - Judicial District - Tarrant County, Texas	May-10
	BVT Games Fund III & Fund IV GmbH & Co. KG	SouthPeak Interactive, LLC	Nothing has been filed on this, only correspondence with BVT and their attorney	Nov-09
	TimeGate Studios, Inc.	SouthPeak Interactive Corp	U.S. District Court Southern District, TX	Dec-09
	Nobillis Group	Nobillis (My Baby 3)	Injunction based on breach of Nobillis 1 contract	Jun-10

Schedule 3(u)
Insurance

None.

Schedule 3(x)(i)(a)

Registered and Material Owned Intellectual Property and Contracts

Please see Schedule 3(x)(ii).

Owned Intellectual Property that has run its useful life is abandoned by the Company from time to time.

Schedule 3(x)(i)(b)

Exceptions to Intellectual Property Assignability

Held subject to Security Interests in favor of: (a) Rosenthal & Rosenthal, Inc., pursuant to the Factoring Agreement, dated as of July 7, 2010, by and between Rosenthal & Rosenthal, Inc. and the Company and (b) the Buyers under the Original Agreement.

The Publishing and Distribution contracts pursuant to which the Company obtains certain Intellectual Property rights routinely contain provisions limiting the geographic scope and assignability of such rights.

<u>Schedule 3(x)(i)(c)</u>

Intellectual Property Breaches or Defaults

The Company and Nobilis have each made allegations that the other has breached certain agreements relating to the My Baby franchise.

To the knowledge of the Company, the developer of Battle v. Chess, TopWare, has been threatened with an infringement action by a third party with respect to its use of the name "Battle v. Chess". The Company intends not to use the name "Battle v. Chess," if required.

<u>Schedule 3(x)(ii)</u>
Owned Intellectual Property

Please see attached.

Attachment to Schedule 3(x)(II)
Game Rights through 4/30/10

Party w/	Contract Title	Execution Date	Title	Platform	Company	Expiration Terms	Comments
Atlus USA Inc	Software License Agreement	12/31/2009	3D Dot Heroes	PS3	Southpeak Interactive LLC	5/4/2013	3 years from release date
BVT Games Fund III Dynamic GmbH & Co. KG; XIM Inc d.b.a. Evolved Games, Inc	Publishing/Distribution Agreement	7/26/2007	Brave	X360, Wii	Terry Phillips Sales, Inc.	8/1/2014	5 years from release date
Bettlebome Entertainment Inc.	Publishing License Agreement	8/11/2005	Combat Elite	PS2, XBOX, PC	Southpeak Interactive LLC	Terminated	Expired 3 years after release date
Nobilis Group	Licence [sic] and Distribution Agreement	3/16/2009	Crime Scene	NDS	Southpeak Interactive LLC	2/28/2013	
Renegade Kid LLC	Publishing Agreement	5/15/2007	Dementium	NDS	Gone Off Deep, LLC	10/30/2015	8th anniversary of first shipment of games (or 5th anniversary of release of any ports/sequels/add-ons - whichever is later
Renegade Kid LLC	Publishing Agreement	12/15/2008	Dementium 2	NDS	Southpeak Interactive LLC	4/29/2018	8th anniversary of first shipment of games (or 5th anniversary of release of any ports/sequels/add-ons - whichever is later
TopWare Interactive Inc.	Development & License Agreement No. 2180	10/23/2006	Dream Pinball	PC, WII, NDS	Southpeak Interactive LLC	10/23/2009	Until 2 consecutive quarters of $0 in direct Royalties
Nobilis Group	Licence [sic] and Distribution Agreement	3/16/2009	Fast Food Panic	NDS	Southpeak Interactive LLC	2/28/2013	
Wideload Games Inc.	Publishing Agreement	9/7/2006	Hail to the Chimp	PS3, X360, PC	Gone Off Deep, LLC	7/1/2016	8th anniversary of first shipment of games
Asylum Entertainment UK Ltd	Distribution and Co-Publishing Heads of Agreement	4/30/2009	Horrid Henry	NDS, WII, PC	Southpeak Interactive Ltd	3/31/2013	Or upon written notice from Asylum to Southpeak that Asylum is no longer entitled to the rights of the Horrid Henry game. But Southpeak still gets to recover damages. See article 7.a in the contract.
Nobilis Group	Licence [sic] and Distribution Agreement	3/16/2009	Hotel Giant	NDS	Southpeak Interactive LLC	2/28/2013	
Nobilis Group	Licence [sic] and Distribution Agreement	3/16/2009	Hotel Giant 2	PC	Southpeak Interactive LLC	2/28/2013	
Interactive Game Group LLC	Igor Publishing and Distribution License Agreement	4/28/2008	Igor	NDS, PC	Southpeak Interactive LLC	9/19/2010	2 years from release date on NDS and PC platforms
Interactive Game Group LLC	Igor Publishing and Distribution License Agreement	4/28/2008	Igor	WII	Southpeak Interactive LLC	9/18/2011	3 years from release date on Wii platforms
Kalypso Media GmbH	Videogame Development and Publishing Agreement	3/5/2008	Imperium Romanum	PC	Southpeak Interactive LLC	Until terminated	
Crackpot Entertainment LLC	Publishing Agreement	9/22/2006	Insecticide	NDS	Gone Off Deep, LLC	3/11/2016	
TIMA SpA. - Playstos Entertainment	Videogame Publishing Agreement	8/14/2007	Iridium Runners	PS2	Southpeak Interactive LLC	Until terminated	
Orbital Media, Inc.	Publishing Agreement	7/7/2006	Juka	GBA	Southpeak Interactive LLC	Until terminated	
Spark Unlimited Inc.	Development and Publishing Agreement	6/8/2007	Legendary	X360, PS3, PC	Gone Off Deep, LLC	10/31/2016	
Artificial Studios Inc.	Videogame Development and Publishing Agreement	4/28/2006	Monster Madness	PS3, X360, PC	Southpeak Interactive LLC	Perpetual License	
Leck Numerique	Videogame Development and Publishing Agreement	2/21/2008	Mr. Slime	NDS	Southpeak Interactive LLC	2/12/2012	Automatically renewed for 2 year periods unless terminated by written notice to one of the parties more than 90 days before term ending
Red Fly Studios Inc.	Publishing Agreement	11/21/2006	Mushroom Men	NDS, WII	Gone Off Deep, LLC	12/2/2015	
Nobilis Group	Licence [sic] and Distribution Agreement	8/13/2008	My Baby Boy & Girl	NDS	Southpeak Games Corporation	8/14/2012	
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	My Baby 2	NDS, WII	Southpeak Interactive LLC	2/28/2013	

Pickle King Productions	Videogame Production and Content License Agreement	8/28/2007	Ninjatown	NDS	Southpeak Interactive LLC	Until terminated	
Blazing Lizard Inc.	Publishing Agreement	8/9/2007	Pirates v Ninjas	Wii, XBLA	Gone Off Deep, LLC	9/7/2016	8th anniversary of first shipment of games
Data Content Ltd.	Distribution Agreement	3/14/2007	Pool Party	Wii	Southpeak Interactive LLC	12/31/2011	SP can only produce 2000 more units under the contract
BVT Games Fund III Dynamic GmbH & Co. KG; XIM Inc d.b.a. Evolved Games, Inc	Publishing/Distribution Agreement	8/10/2007	Raven Squad	X360, PC	Terry Phillips Sales, Inc.	8/21/2014	5 years from release date
Spidermonk Entertainment LLC	Videogame Development and Publishing Agreement	11/30/2007	Roogoo	XBLA, Wii, NDS, PC	Southpeak Interactive LLC	Until terminated	
FORMation	Development & Publishing Arrangement Overview	4/15/2009	Schrödinger Rat	iPhone	Southpeak Games	Perpetual License	
Orbital Media, Inc.	Publishing Agreement	7/7/2006	Scurge Hive	GBA, NDS	Southpeak Interactive LLC	Until terminated	
TimeGate Studios, Inc.	Publishing Agreement	6/18/2007	Section 8	X360, PC	Gone Off Deep, LLC	8/26/2017	8th anniversary of first shipment of games [or 5th anniversary of release of any ports/sequels/add-ons - whichever is later
Digital Concepts DC Studios, Inc.	Playstation Version Publishing Agreement	9/30/2005	SOE 2	PS2	Southpeak Interactive LLC	Until terminated	
Firefly Holdings Limited	Publishing Agreement	12/12/2007	Stronghold Crusader Extreme	PC	Gone Off Deep, LLC	6/3/2016	
Asylum Entertainment UK Ltd	Distribution and Co-Publishing Heads of Agreement	5/19/2009	Sushi Go Round	NDS, Wii	Southpeak Interactive Ltd	2/28/2014	Unless Asylum provides written notice to SP that Asylum is no longer entitled to rights in the Game
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Trine	PC	Southpeak Interactive LLC	2/28/2013	
TopWare Interactive Inc.	Development & License Agreement No. 2177	9/28/2006	Two Worlds	X360, PC	Southpeak Interactive LLC	6/17/2011	Per Amendment C
Replay Studios GmbH	Publishing Agreement	9/10/2007	Velvet Assassin	X360, PC	Gone Off Deep, LLC	4/28/2017	
Focus Home Interactive	Publishing & Distribution Agreement	12/14/2009	Warhammer: Blood Bowl	PSP, X360, PC	Southpeak Interactive Corporation	12/31/2012	Extendable at the sole option of Focus Home Interactive
TopWare Interactive Inc.	Development & License Agreement No. 2299	2/16/2008	X-Blades	X360, PS3, PC	Southpeak Interactive LLC	2/5/2011	At least this date, but afterward not until Gross Receipts are less that $1,000 for 2 consecutive quarters

Unreleased

Party w/	Contract Title	Execution Date	Title	Platform	Company	Expiration Terms	Comments
Fuzzyeyes Studio Pty Ltd	Videogame Development and Publishing Agreement	10/26/2007	Edge of Twilight	X360, PS3, PC	Southpeak Interactive LLC	Until Terminated	
TopWare Interactive Inc.	Development & License Agreement No. 2809	9/18/2009	Two Worlds 2	X360, PS3, PC	Southpeak Interactive LLC	TBD	Continues beyond 3-year mark until Royalty payments payments (money actually paid to Topware) are less than $1,000 for 2 consecutive Calendar Q's. The minimum date is 6/17/12
TopWare Interactive Inc.	Development & License Agreement No. 2302	7/9/2008	Battle Vs. Chess	X360, PS3, Wii, NDS, PSP, PC/Mac	Southpeak Interactive LLC	TBD	Continues beyond 3-year-mark until "gross receipts" (money actually received) are less than $1,000 for 2 consecutive Calendar Q's. The minimum date is 3/16/11
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Fix It	Wii, NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Hospital Giant	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Tzumiki	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Famous	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Cookie Shop	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Secret Flirt	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Montessori Music	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Teacher	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Nobilis Group	Licence [sic] and Distribution Agreement	5/16/2009	Moto Racer	NDS	Southpeak Interactive LLC	2/28/2013	Part of Nobilis Multiple Game Agreement
Just For Fun Studios, Inc	Development Agreement	3/20/2009	Sled Shred	Wii	Southpeak Interactive LLC	TBD	Development Agreement is perpetual, license agreement is extendable, term ending 2 years after SP's initial release of Sled Shred

Firefly Holdings Limited	Publishing Agreement	8/20/2009	Stronghold 3	PC	Intermezzo Establishment	TBD	5 years after initial release date. If in the final two years, 2 consecutive (2) show <[illegible] in UNITS sold, contract becomes non-exclusive. Game scheduled to release in March 2011
Firefly Holdings Limited	Publishing Agreement	1/12/2007	Dungeon Hero	X360, PS3, PC	Gone Off Deep, LLC	TBD	8th anniversary of first shipment of games [or 9th anniversary of release of any ports/sequels/add-ons - whichever is later
Creative Ninja Productions	Development Agreement	2/4/2010	Party Like A Rock Star	Facebook	Southpeak Interactive LLC	TBD	Jes Gordon License expires. Dev Agrmnt expires "ending upon completion of the lifetime sales of the Product"

TRADEMARK STATUS REPORT OF MARKS LICENSED BY NOBILIS GROUP TO SOUTHPEAK INTERACTIVE, LLC

PENDING APPLICATIONS

Mark	Matter	Country	Class/Goods/Services	Filing Date	Serial No.	Status/Remarks
MY BABY BOY	T010USA9	United States	International Class 9 Electronic game software for computers; handheld electronic devices and game consoles; game consoles, namely, electronic amusement apparatus adapted for use with computers and television receivers; handheld electronic game devices	Filed 11/06/2008	Serial No. 77/609,398	PENDING. Notice of Allowance issued: 06/30/2009. Statement of Use and/or Third Request for Extension of Time due: 12/30/2010. *Applicant: Nobilis Group* *Filed by: Nixon Peabody, LLP*
MY BABY FIRST STEPS	T016	United States	International Class 9 Software and electronic games, namely, software games recorded on CD-ROM and digital video discs for computers; game software recorded on CD-ROMs, digital video discs, and cartridges for console and individual portable gaming systems; computer software games that are downloadable from a remote computer site; and electronic game software for mobile phones, personal digital assistants, and handheld computers.	Filed 08/10/2009	Serial No. 77/801,302	PENDING. Will be Published for Opposition: 07/27/2010. *Applicant: Nobilis Group* *Filed by: Blakely, Sokoloff, Taylor & Zafman LLP*
MY BABY GIRL	T009USA9	United States	International Class 9 Electronic game software for computers; handheld electronic devices and game consoles; game consoles, namely, electronic amusement apparatus adapted for use with computers and television receivers; handheld electronic game devices	Filed 11/06/2008	Serial No. 77/609,399	PENDING. Notice of Allowance issued: 06/30/2009. Statement of Use and/or Third Request for Extension of Time due: 12/30/2010. *Applicant: Nobilis Group* *Filed by: Nixon Peabody, LLP*

SOUTHPEAK INTERACTIVE, LLC TRADEMARK STATUS REPORT

REGISTERED MARKS

Mark	Matter	Country	Class/Goods/Services	Reg. Date	Reg. No.	Use Affidavit/ Renew Date	Status/Remarks
SOUTHPEAK GAMES	T008USA16	United States	International Class 16 Paper, cardboard; printed matter, namely, posters; instructional or teaching materials except apparatus, namely, instruction manuals in the field of videogames and printed publications, namely, brochures, books, booklets, manuals, prospectuses, magazines, graphic art reproductions, all in the fields of videogames.	Registered 09/30/2008	Reg. No. 3,509,339	Use Affidavit due 09/30/2014	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*
SOUTHPEAK GAMES	T008USA41	United States	International Class 41 Publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive computer game programs and interactive multimedia educational computer programs in the fields of entertainment, history and science.	Registered 09/02/2008	Reg. No. 3,496,580	Use Affidavit due 09/02/2014	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*
SOUTHPEAK GAMES	T008USA9	United States	International Class 9 Software and electronic games, namely, software games recorded on CD-ROM and digital video discs for computers; software games recorded on CD-ROMs, digital video discs, and cartridges for console and individual portable gaming systems; software games that are downloadable from a remote computer site; and software games for mobile phones, personal digital assistants, and handheld computers	Registered 08/12/2008	Reg. No. 3,485,745	Use Affidavit due 08/12/2014	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*
SOUTHPEAK GAMES & DESIGN SOUTHPEAK GAMES	T007USA16	United States	International Class 16 Paper, cardboard; printed matter, namely, posters; instructional and teaching materials except apparatus, namely, instruction manuals in the field of videogames and printed publications, namely, brochures, books, booklets, manuals, prospectuses, magazines, graphic art reproductions, all in the field of videogames.	Registered 09/16/2008	Reg. No. 3,502,382	Use Affidavit due 09/16/2014	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*

Mark	Matter	Country	Class/Goods/Services	Reg. Date	Reg. No.	Use Affidavit/ Renew Date	Status/Remarks
SOUTHPEAK GAMES & DESIGN	T007USA41	United States	International Class 41 Publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive game programs and interactive multimedia educational computer programs in the fields of entertainment, history and science	Registered 09/16/2008	Reg. No. 3,502,383	Use Affidavit due 09/16/2014	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*
SOUTHPEAK GAMES & DESIGN	T007USA9	United States	International Class 9 Publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive game programs and interactive multimedia educational computer programs in the fields of entertainment, history and science	Registered 09/30/2008	Reg. No. 3,509,340	Use Affidavit due 09/30/2014	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*
SOUTHPEAK INTERACTIVE	T006USAM	United States	International Classes 35, 39 and 41 Distributorship services featuring interactive multimedia computer game programs and interactive multimedia educational computer programs in International Class 35; physical delivery of interactive computer game programs and interactive multimedia educational computer programs for others in International Class 39; and publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive game programs and interactive multimedia educational programs in the fields of history and science in International Class 41.	Registered 10/03/2000	Reg. No. 2,390,919	Renewal due 10/03/2010	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.*
SOUTHPEAK INTERACTIVE & DESIGN	T005USA9&16	United States	International Classes 9 and 16 House mark for a line of interactive multimedia computer game programs in International Class 9; and books relating to computer games in International Class 16.	Registered 01/25/2000	Reg. No. 2,312,135	Renewal due 01/25/2010	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.* Grace period for renewal expires: 07/25/2010.

Mark	Matter	Country	Class/Goods/Services	Reg. Date	Reg. No.	Use Affidavit/ Renew Date	Status/Remarks
SOUTHPEAK INTERACTIVE & DESIGN SOUTHPEAK INTERACTIVE	T005USAM	United States	International Classes 35, 39 and 41 Distributorship services featuring interactive multimedia computer game programs and interactive multimedia educational computer programs in International Class 35; physical delivery of interactive computer game programs and interactive multimedia educational computer programs for others in International Class 39; and publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive game programs and interactive multimedia educational programs in the fields of history and science in International Class 41.	Registered 10/03/2000	Reg. No. 2,390,918	Renewal due 10/03/2010	REGISTERED. *Security interest in mark and registration granted to Rosenthal & Rosenthal, LLC as loan collateral.* Use Affidavit timely filed.

SOUTHPEAK INTERACTIVE, LLC TRADEMARK STATUS REPORT

PENDING APPLICATIONS

Mark	Matter	Country	Class/Goods/Services	Filing Date	Serial No.	Status/Remarks
CARNIVAL OF THE DAMNED	T003	United States	International Class 9 Software and electronic games, namely software games recorded on CD-ROM and digital video discs for computers; software games recorded on CD-ROMs, digital video discs, and cartridges for console and individual portable gaming systems; software games that are downloadable from a remote computer site; and software games for mobile phones, personal digital assistants, and handheld computers.	Filed 05/26/2009	Serial No. 77/744,840	PENDING. Notice of Allowance issued: 06/22/2010. Statement of Use and/or First Request for Extension of Time due: 12/22/2010.
CARNIVAL OF THE DEAD	T002	United States	International Class 9 Software and electronic games, namely software games recorded on CD-ROM and digital video discs for computers; software games recorded on CD-ROMs, digital video discs, and cartridges for console and individual portable gaming systems; software games that are downloadable from a remote computer site; and software games for mobile phones, personal digital assistants, and handheld computers.	Filed 05/26/2009	Serial No. 77/744,838	PENDING. Notice of Allowance issued: 06/22/2010. Statement of Use and/or First Request for Extension of Time due: 12/22/2010.
SLED SHRED	T001	United States	International Classes 9, 16 and 41 Software and electronic games, namely software games recorded on CD-ROM and digital video discs for computers; software games recorded on CD-ROMs, digital video discs, and cartridges for console and individual portable gaming systems; software games that are downloadable from a remote computer site; and software games for mobile phones, personal digital assistants, and handheld computers in International Class 9; paper, cardboard; printed matter, namely posters; instructional and teaching materials except apparatus, namely, instruction manuals in the field of videogames and printed publications, namely, brochures, books, booklets, manuals, prospectuses, magazines, graphic art reproductions, all in the field of videogames in International Class 16; and publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive computer game programs and interactive multimedia educational computer programs in the fields of entertainment, history and science in International Class 41.	Filed 05/20/2009	Serial No. 77/741,329	PENDING. Notice of Allowance issued: 06/22/2009. Statement of Use and/or Second Request for Extension of Time due: 12/22/2010.

SOUTHPEAK INTERACTIVE, LLC TRADEMARK STATUS REPORT ABANDONED APPLICATIONS

Mark	Matter	Country	Class/Goods/Services	Filing Date	Serial No.	Status/Remarks
SOUTHPEAK INTERACTIVE & DESIGN SOUTHPEAK INTERACTIVE	T005USA16	United States	International Class 16 Paper, cardboard; printed matter, namely posters; instructional and teaching materials except apparatus, namely, instruction manuals in the field of videogames and printed publications, namely, brochures, books, booklets, manuals, prospectuses, magazines, graphic art reproductions, all in the field of videogames	Filed 03/23/2007	Serial No. 77/139,479	ABANDONED. No Statement of Use filed per client instructions.
SOUTHPEAK INTERACTIVE & DESIGN SOUTHPEAK INTERACTIVE	T005USA41	United States	International Class 41 Publishing of interactive multimedia computer game programs and interactive multimedia educational computer programs for others; providing a website on a global computer network featuring interactive computer game programs and interactive multimedia educational computer programs in the fields of entertainment, history and science	Filed 03/23/2007	Serial No. 77/139,483	ABANDONED. No Statement of Use filed per client instructions.
SOUTHPEAK INTERACTIVE & DESIGN SOUTHPEAK INTERACTIVE	T005USA9	United States	International Class 9 Software and electronic games, namely software games recorded on CD-ROM and digital video discs for computers; software games recorded on CD-ROMs, digital video discs, and cartridges for console and individual portable gaming systems; software games that are downloadable from a remote computer site; and software games for mobile phones, personal digital assistants, and handheld computers.	Filed 03/27/2007	Serial No. 77/139,477	ABANDONED. No Statement of Use filed per client instructions.

SOUTHPEAK INTERACTIVE, LLC TRADEMARK STATUS REPORT

EXPIRED REGISTRATIONS

Mark	Matter	Country	Class/Goods/Services	Reg. Date	Reg. No.	Use Affidavit/ Renew Date	Status/Remarks
SOUTHPEAK	T004USA9&16	United States	International Classes 9 and 16 House mark for a line of interactive multimedia computer game programs in International Class 9; and books relating to computer games in International Class 16.	Registered 09/21/2009	Reg. No. 2,279,627	Renewal due 09/21/2009	EXPIRED. Not renewed per client instructions.

Schedule 3(x)(iii)

Claims, Actions or Proceedings

CDV Software Entertainment AG v. GameCock Media Europe Limited, SouthPeak Interactive Limited, SouthPeak Interactive Corporation

Timegate Studios, Inc. v. SouthPeak Interactive Corporation

The Company and Nobilis have each made allegations that the other has breached certain agreements relating to the My Baby franchise.

Schedule 3(x)(v)
Public Software

None.

Schedule 3(bb)

Internal Accounting and Disclosure Controls

Although the Company currently believes that it maintains an appropriate system of internal accounting controls and disclosure controls and procedures, please see Item 4T of the Company's Report on Form 10-Q for the Quarterly Period ended March 31, 2010, filed with the Securities and Exchange Commission on May 17, 2010.

Schedule 3(ff)
Ranking of Notes

Security Interest in favor of Rosenthal & Rosenthal, Inc., pursuant to the Factoring Agreement, dated as of July 7, 2010, by and between Rosenthal & Rosenthal, Inc. and the Company.

Please see attached.

Trademark Assignment Abstract of Title

Total Assignments: 1

Serial #: 77139492 **Filing Dt:** 03/23/2007 **Reg #:** 3502383 **Reg. Dt:** 09/16/2008

Registrant: SouthPeak Interactive LLC

Mark: SOUTHPEAK GAMES

Assignment: 1

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5

Conveyance: SECURITY AGREEMENT

Assignor: SOUTHPEAK INTERACTIVE, L.L.C.
Exec Dt: 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA

Assignee: ROSENTHAL & ROSENTHAL INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018
Entity Type: CORPORATION
Citizenship: NEW YORK

Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Trademark Assignment Abstract of Title

Total Assignments: 1

Serial #: 77139487 **Filing Dt:** 03/23/2007 **Reg #:** 3502382 **Reg. Dt:** 09/16/2008

Registrant: SouthPeak Interactive LLC

Mark: SOUTHPEAK GAMES

Assignment: 1

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5

Conveyance: SECURITY AGREEMENT

Assignor: SOUTHPEAK INTERACTIVE, L.L.C. **Exec Dt:** 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA

Assignee: ROSENTHAL & ROSENTHAL, INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018
Entity Type: CORPORATION
Citizenship: NEW YORK

Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Assignments on the Web > Trademark Query

Trademark Assignment Abstract of Title

Total Assignments: 1

Serial #: 77139486 **Filing Dt:** 03/23/2007 **Reg #:** 3509340 **Reg. Dt:** 09/30/2008
Registrant: SouthPeak Interactive LLC
Mark: SOUTHPEAK GAMES

Assignment: 1

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5
Conveyance: SECURITY AGREEMENT
Assignor: SOUTHPEAK INTERACTIVE, L.L.C. **Exec Dt:** 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA
Assignee: ROSENTHAL & ROSENTHAL INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018
Entity Type: CORPORATION
Citizenship: NEW YORK
Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Trademark Assignment Abstract of Title

Total Assignments: 1

Serial #: 77139473 **Filing Dt:** 03/23/2007 **Reg #:** 3496580 **Reg. Dt:** 09/02/2008

Registrant: SouthPeak Interactive LLC

Mark: SOUTHPEAK GAMES

Assignment: 1

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5

Conveyance: SECURITY AGREEMENT

Assignor: SOUTHPEAK INTERACTIVE, L.L.C. **Exec Dt:** 07/07/2010 **Entity Type:** LIMITED LIABILITY COMPANY **Citizenship:** VIRGINIA

Assignee: ROSENTHAL & ROSENTHAL INC. **Entity Type:** CORPORATION **Citizenship:** NEW YORK
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018

Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Trademark Assignment Abstract of Title

Total Assignments: 1

Serial #: 77139469 **Filing Dt:** 03/23/2007 **Reg #:** 3509339 **Reg. Dt:** 09/30/2008
Registrant: SouthPeak Interactive LLC
Mark: SOUTHPEAK GAMES

Assignment: 1

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5
Conveyance: SECURITY AGREEMENT
Assignor: SOUTHPEAK INTERACTIVE, L.L.C. **Exec Dt:** 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA
Assignee: ROSENTHAL & ROSENTHAL INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018
Entity Type: CORPORATION
Citizenship: NEW YORK
Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Assignments on the Web > Trademark Query

Trademark Assignment Abstract of Title

Total Assignments: 1

Serial #: 77139467 **Filing Dt:** 03/23/2007 **Reg #:** 3485745 **Reg. Dt:** 08/12/2008

Registrant: SouthPeak Interactive LLC

Mark: SOUTHPEAK GAMES

Assignment: 1

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5

Conveyance: SECURITY AGREEMENT

Assignor: SOUTHPEAK INTERACTIVE, L.L.C.

Exec Dt: 07/07/2010

Entity Type: LIMITED LIABILITY COMPANY

Citizenship: VIRGINIA

Assignee: ROSENTHAL & ROSENTHAL INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018

Entity Type: CORPORATION

Citizenship: NEW YORK

Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Trademark Assignment Abstract of Title

Total Assignments: 2

Serial #: 75598187 **Filing Dt:** 12/02/1998 **Reg #:** 2390919 **Reg. Dt:** 10/03/2000

Registrant: SouthPeak Interactive LLC

Mark: SOUTHPEAK INTERACTIVE

Assignment: 1

Reel/Frame: 2190/0221 **Received:** 12/07/2000 **Recorded:** 11/20/2000 **Pages:** 4

Conveyance: ASSIGNS THE ENTIRE INTEREST

Assignor: SOUTHPEAK INTERACTIVE LLC

Exec Dt: 11/17/2000
Entity Type: LIMITED LIABILITY CORPORATION
Citizenship: NORTH CAROLINA

Assignee: SOUTHPEAK INTERACTIVE, L.L.C.
SUITE 200
2900 POLO PARKWAY
MIDLOTHIAN, VIRGINIA 23113

Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA

Correspondent: BAKER & HOSTETLER LLP
MARK H. TIDMAN, ESQ.
1050 CONNECTICUT AVENUE
SUITE 1100
WASHINGTON, D.C. 20036-5304

Assignment: 2

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5

Conveyance: SECURITY AGREEMENT

Assignor: SOUTHPEAK INTERACTIVE, L.L.C.

Exec Dt: 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA

Assignee: ROSENTHAL & ROSENTHAL, INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018

Entity Type: CORPORATION
Citizenship: NEW YORK

Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Trademark Assignment Abstract of Title

Total Assignments: 2

Serial #: 75598185 **Filing Dt:** 12/02/1998 **Reg #:** 2390918 **Reg. Dt:** 10/03/2000
Registrant: SouthPeak Interactive LLC
Mark: SOUTHPEAK INTERACTIVE

Assignment: 1

Reel/Frame: 2190/0221 **Received:** 12/07/2000 **Recorded:** 11/20/2000 **Pages:** 4
Conveyance: ASSIGNS THE ENTIRE INTEREST
Assignor: SOUTHPEAK INTERACTIVE LLC
Exec Dt: 11/17/2000
Entity Type: LIMITED LIABILITY CORPORATION
Citizenship: NORTH CAROLINA
Assignee: SOUTHPEAK INTERACTIVE, L.L.C.
SUITE 200
2900 POLO PARKWAY
MIDLOTHIAN, VIRGINIA 23113
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA
Correspondent: BAKER & HOSTETLER LLP
MARK H. TIDMAN, ESQ.
1050 CONNECTICUT AVENUE
SUITE 1100
WASHINGTON, D.C. 20036-5304

Assignment: 2

Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5
Conveyance: SECURITY AGREEMENT
Assignor: SOUTHPEAK INTERACTIVE, L.L.C.
Exec Dt: 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA
Assignee: ROSENTHAL & ROSENTHAL, INC.
ATTN: ALISON O'CONNELL
1370 BROADWAY
NEW YORK, NEW YORK 10018
Entity Type: CORPORATION
Citizenship: NEW YORK
Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

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Trademark Assignment Abstract of Title

Total Assignments: 3
Serial #: 75108572 **Filing Dt:** 05/23/1996 **Reg #:** 2312135 **Reg. Dt:** 01/25/2000
Registrant: SOUTHPEAK INTERACTIVE LLC
Mark: SOUTHPEAK INTERACTIVE

Assignment: 1
Reel/Frame: 1829/0782 **Received:** 12/18/1998 **Recorded:** 12/11/1998 **Pages:** 3
Conveyance: ASSIGNS THE ENTIRE INTEREST
Assignor: SAS INSTITUTE, INC. **Exec Dt:** 11/18/1998
Entity Type: CORPORATION
Citizenship: NORTH CAROLINA
Assignee: SOUTHPEAK INTERACTIVE LLC **Entity Type:** LIMITED LIABILITY CORPORATION
SAS CAMPUS DRIVE **Citizenship:** NORTH CAROLINA
CARY, NORTH CAROLINA 27513
Correspondent: BAKER & HOSTETLER LLP
MARK H. TIDMAN, ESQ.
WASHINGTON SQUARE BUILDING, SUITE 1100
1050 CONNECTICUT AVE., NW
WASHINGTON, D.C. 20036

Assignment: 2
Reel/Frame: 2190/0221 **Received:** 12/07/2000 **Recorded:** 11/20/2000 **Pages:** 4
Conveyance: ASSIGNS THE ENTIRE INTEREST
Assignor: SOUTHPEAK INTERACTIVE LLC **Exec Dt:** 11/17/2000
Entity Type: LIMITED LIABILITY CORPORATION
Citizenship: NORTH CAROLINA
Assignee: SOUTHPEAK INTERACTIVE, L.L.C. **Entity Type:** LIMITED LIABILITY COMPANY
SUITE 200 **Citizenship:** VIRGINIA
2900 POLO PARKWAY
MIDLOTHIAN, VIRGINIA 23113
Correspondent: BAKER & HOSTETLER LLP
MARK H. TIDMAN, ESQ.
1050 CONNECTICUT AVENUE
SUITE 1100
WASHINGTON, D.C. 20036-5304

Assignment: 3
Reel/Frame: 4240/0813 **Received:** 07/13/2010 **Recorded:** 07/13/2010 **Pages:** 5
Conveyance: SECURITY AGREEMENT
Assignor: SOUTHPEAK INTERACTIVE, L.L.C. **Exec Dt:** 07/07/2010
Entity Type: LIMITED LIABILITY COMPANY
Citizenship: VIRGINIA
Assignee: ROSENTHAL & ROSENTHAL INC. **Entity Type:** CORPORATION
ATTN: ALISON O'CONNELL **Citizenship:** NEW YORK
1370 BROADWAY
NEW YORK, NEW YORK 10018
Correspondent: NATIONAL CORPORATE RESEARCH
ATTN: JOSEPH DOUGHERTY
1100 G ST NW SUITE 420
WASHINGTON, DC 20005

Schedule 3(jj)

No Disagreement with Accountants and Lawyers

The Company has a material disagreement with Bird & Bird, LLP, which served as the Company's and certain of its Subsidiaries' counsel in litigation with CDV Software Entertainment AG, regarding legal fees charged by Bird & Bird, LLP. The amount at issue is approximately $1 million. In February 2010, a lawsuit was filed by Bird & Bird LLP in the High Court of Justice - Queen's Bench Division - Commercial Division for non-payment of legal fees. The Company has lodged its defense with the Court.

Schedule 3(pp)

Judgments

Approximately $47,000 judgment with approximately $45,000 on the books in Steve J. Escalante v. Gone Off Deep, LLC.

Judgment in the amount of $138,404.14 entered by the Superior Court of the State of Washington in and for the County of Spokane on July 26, 2010 in Cyantest, Inc. v. Gone Off Deep, LLC, d/b/a Gamecock Media Group and the Company.

Judgment in the amount of $500,000.00 entered by the Henrico County Circuit Court on June 30, 2010 in Paradox Interactive, AB v. SouthPeak Interactive, LLC and the Company.

Schedule 4(d)(i)
Use of Proceeds

A portion of the proceeds from the sale of the Securities were used to prepay $450,000 in existing promissory notes.

Schedule 7(xii)

Parties to Lock-Up Agreements

Terry Phillips
Melanie Mroz
Louis Jannetty
Reba McDermott
Paul Eibeler
David Buckel
Greg Phillips